UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

CLST HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 S. Royal Lane, Coppell, Texas	75019
(Address of principal executive offices)	(Zip Code)

(972) 462-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On April 12, 2007, CLST Holdings, Inc., formerly known as CellStar Corporation (the “Company”), completed the sale (the “Mexico Sale”) of its operations in Mexico to Soluciones Inalámbricas, S.A. de C.V. (“Soluciones”) and Prestadora de Servicios en Administración y Recursos Humanos, S.A. de C.V. (“Prestadora”) for $20.0 million in cash. In addition, the Company is entitled to its share of the 2007 operating profits of the operations up to the date of closing. The amount of the 2007 operating performance will be determined and paid within 150 days from closing. Soluciones is a Mexican corporation and its affiliates are retail distributors of wireless devices in Mexico with distribution centers located throughout Mexico. In April 2005, the Company’s subsidiary in Mexico, Celular Express, invested in Comunicación Inalámbrica Inteligente, S.A. de C.V. (“CII”), a joint venture with Soluciones and its individual partners. Prior to the closing of the Mexico Sale, Celular Express owned 51% of CII and the remaining 49% was owned by the individual partners of Soluciones.  In connection with the Mexico Sale, the buyers purchased all of the outstanding shares of stock in the Company’s Mexican subsidiaries, together with the Company’s interest in CII.  Prestadora, a Mexican corporation and a wholly owned subsidiary of Soluciones, is an entity with no significant activity.

On April 5, 2007, the Company filed a Current Report on Form 8-K for the completion of the sale if its U.S. and Miami-based Latin American operations to wholly owned subsidiaries of Brightpoint, Inc. (the “U.S. Sale”).  As a result of the Mexico Sale and the U.S. Sale, the Company has sold substantially all of its operations.  Further, the Company’s stockholders approved a plan of dissolution on March 28, 2007, that will result in the liquidation of the Company’s assets.  The plan of dissolution is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on February 20, 2007.  The Company has filed this Amendment No. 1 to the Current Report on Form 8-K/A solely to amend the previously filed pro forma statements of operations and balance sheet to show the pro forma effects of the Mexico Sale and the U.S. Sale on a combined basis.

Item 9.01  Financial Statements and Exhibits.

(b) Pro forma financial information.

Set forth below are pro forma statements of operations for the fiscal year ended November 30, 2006, and the quarter ended February 28, 2007, and a balance sheet as of February 28, 2007, reflecting the pro forma effects of the Mexico Sale and the U.S. Sale on a combined basis.

CellStar Corporation

Unaudited Pro Forma Consolidated Balance Sheet

February 28, 2007

(in thousands)

		U.S., Miami
		& Mexico
	CellStar	Operations	Pro Forma		Total	Pro Forma
	Historical	Historical (a)	Adjustments		Adjustments	Results

Assets
Cash and cash equivalents	$14,199	(6,299)	59,939	(b)	53,640	67,839
Accounts receivable, net	79,086	(75,674)	—		(75,674)	3,412
Inventories, net	58,296	(55,161)	—		(55,161)	3,135
Deferred income taxes	917	(638)	(279	)(c)	(917)	—
Prepaid expenses and other current assets	5,070	(3,994)	—		(3,994)	1,076
Total current assets	157,568	(141,766)	59,660		(82,106)	75,462

Property, plant & equipment	2,226	(1,864)	—		(1,864)	362
Goodwill, net	—	—	—		—	—
Deferred income tax assets	6,655	—	(1,884	)(c)	(1,884)	4,771
Other assets	9,171	(5,654)	—		(5,654)	3,517
Total assets	$175,620	(149,284)	57,776		(91,508)	84,112

Liabilities and stockholders equity
Notes payable	$6,175	—	(6,175	)(d)	(6,175)	—
Current portion - Term Loan	1,000	—	(1,000	)(d)	(1,000)	—
Accounts payable	129,488	(110,471)	—		(110,471)	19,017
Deferred revenue	1,667	(1,667)	—		(1,667)	—
Accrued expenses	10,448	(6,005)	—		(6,005)	4,443
Income taxes payable	1,140	(3,617)	—		(3,617)	(2,477)
Minority interest	1,012	(1,012)	—		(1,012)	—
Total current liabilities	150,930	(122,772)	(7,175)		(129,947)	20,983

Term loan	10,800	—	(10,800	)(d)	(10,800)	—
Total liabilities	161,730	(122,772)	(17,975)		(140,747)	20,983

Common stock	212	(6)	6	(e)	—	212
Additional paid in capital	124,548	(10,297)	10,297	(e)	—	124,548
Treasury stock	(94)	—	—		—	(94)
Cumulative translation adjustment	(8,719)	9,332	—		9,332	613
Retained earnings	(102,057)	(25,541)	65,448	(f)	39,907	(62,150)
	13,890	(26,512)	75,751		49,239	63,129

Total liabilities and stockholders’ equity	$175,620	(149,284)	57,776		(91,508)	84,112

Notes:

(a)             Reflects the elimination of historical financial information of U.S., Miami and Mexico operations in the consolidated financials.

(b)            Reflects net proceeds from the transaction of $80.1 million offset by the pay down of debt of $18.0 million and payment of taxes of $2.2 million.

(c)             Reflects reduction in deferred tax asset attributable to expected future income from Mexico that will no longer be realized.

(d)            Reflects the required pay down of debt with the proceeds from the transactions.

(e)             Reflects elimination of consolidated entity’s investment in the Mexico operations.

(f)               Reflects the net gain on the transaction of $39.9 million and the add back of the historical retained deficit of $25.5 million.

CellStar Corporation
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended November 30, 2006

(in thousands, except share data)

	CellStar Historical	U.S., Miami & Mexico Operations Historical (a)	Pro Forma Adjustments		Total Adjustments	Pro Forma Results
Revenues	$943,140	(890,302)	—		(890,302)	52,838
Cost of sales	877,754	(827,667)	—		(827,667)	50,087
Gross profit	65,386	(62,635)	—		(62,635)	2,751

Operating expenses
Selling, general & administrative	50,485	(39,492)	—		(39,492)	10,993

Operating income (loss)	14,901	(23,143)	—		(23,143)	(8,242)

Other income (expense):
Interest expense	(3,916)	21	3,895	(b)	3,916	—
Loss on sale of accounts receivable	(2,578)	1,823	—		1,823	(755)
Gain on retirement of 12% Senior subordinated notes	566	—	—		—	566
Minority interest	(2,390)	2,390	—		2,390	—
Gain on sale of assets	240	—	—		—	240
Other, net	214	(197)	—		(197)	17
Total other income (expense)	(7,864)	4,037	3,895		7,932	68

Income (loss) before income taxes	7,037	(19,106)	3,895		(15,211)	(8,174)

Provision (benefit) for income taxes	2,786	(4,832)	2,178	(c)	(2,654)	132

Income (loss) from continuing operations	$4,251	(14,274)	1,717		(12,557)	(8,306)

Income (loss) per share from continuing operations:
Basic	$0.21					(0.41)
Diluted	$0.20					(0.41)

Weighted average number of shares:
Basic	20,415					20,415
Diluted	21,110					20,415

(a)             Reflects the elimination of historical financial information of U.S., Miami and Mexico operations in the consolidated financials.

(b)            Reflects the elimination of interest expense associated with the Company’s debt which was required to be repaid with proceeds from the sale transactions.

(c)             Reflects the elimination of tax effects related to intercompany transactions and taxes associated with the U.S. and Miami operations, as taxes for these operations were historically offset with net operating losses.  The taxes in Mexico relate to the CII joint venture and various withholding taxes associated with the Mexico operations.

CellStar Corporation
Unaudited Pro Forma Consolidated Statement of Operations
For the three months ended February 28, 2007

(in thousands, except share data)

		U.S., Miami
		& Mexico
	CellStar	Operations	Pro Forma		Total	Pro Forma
	Historical	Historical (a)	Adjustments		Adjustments	Results
Revenues	$196,071	(177,228)	—		(177,228)	18,843
Cost of sales	181,636	(162,979)	—		(162,979)	18,657
Gross profit	14,435	(14,249)	—		(14,249)	186

Operating expenses
Selling, general & administrative	12,470	(10,317)	—		(10,317)	2,153

Operating income (loss)	1,965	(3,932)	—		(3,932)	(1,967)

Other income (expense):
Interest expense	(961)	5	956	(b)	961	—
Loss on sale of accounts receivable	(527)	87	—		87	(440)
Loss on settlement of note receivable related to sale of Asia-Pacific	(494)	—	—		—	(494)
Minority interest	(1,719)	1,719	—		1,719	—
Other, net	128	(101)	—		(101)	27
Total other income (expense)	(3,573)	1,710	956		2,666	(907)

Income (loss) before income taxes	(1,608)	(2,222)	956		(1,266)	(2,874)

Provision (benefit) for income taxes	1,358	(1,288)	(37	)(c)	(1,325)	33

Net income (loss)	$(2,966)	(934)	993		59	(2,907)

Net income (loss) per share
Basic and diluted	$(0.14)					$(0.14)

Weighted average number of shares:
Basic and diluted	20,482					20,482

(a)             Reflects the elimination of historical financial information of U.S., Miami and Mexico operations in the consolidated financials.

(b)            Reflects the elimination of interest expense associated with Company’s debt which was required to be repaid with proceeds from the sale transactions.

(c)             Reflects the elimination of tax effects related to intercompany transactions and taxes associated with the U.S. and Miami operations, as taxes for these operations were historically offset with net operating losses.  The taxes in Mexico relate to the CII joint venture and various withholding taxes associated with the Mexico operations.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

	By:	/s/ Elaine Flud Rodriguez

Date: May 8, 2007	Elaine Flud Rodriguez
Senior Vice President and General Counsel